UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2010

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

As previously disclosed, Royal Gold, Inc. (“Royal Gold”) and Thompson Creek Metals Company Inc. (“Thompson Creek”) entered into a letter agreement dated July 15, 2010 (the “Original Letter Agreement”) pursuant to which Royal Gold, Thompson Creek and a subsidiary of each entity agreed to enter into a form of Purchase and Sale Agreement with respect to the purchase and sale of 25% of the payable gold produced from the Mt. Milligan copper-gold project concurrent with the closing of Thompson Creek’s proposed acquisition of Terrane Metals Corp.

On August 16, 2010, Royal Gold and Thompson Creek entered into a Letter Agreement (the “August 2010 Letter Agreement”) pursuant to which they agreed to replace the form of Gold Purchase and Sale Agreement attached as Exhibit 1 to the Original Letter Agreement with a revised form of Purchase and Sale Agreement (the “Revised Form Agreement”).  Among other changes, the Revised Form Agreement establishes Royal Gold’s collateral in the Mt. Milligan project, including the relative priority thereof, and provisions governing Royal Gold entering into an intercreditor agreement in respect of future Thompson Creek financing that is secured by the Mt. Milligan project.

The foregoing description of the terms of the August 2010 Letter Agreement and the Revised Form Agreement is qualified in its entirety by the August 2010 Letter Agreement and the Revised Form Agreement, which are filed herewith as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)  Exhibit

10.1                           Letter Agreement between Royal Gold, Inc. and Thompson Creek Metals Company Inc. dated August 16, 2010, which includes the Revised Form Agreement.*

*                                         Certain portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text) in reliance on Rule 24b-2 of the Securities Exchange Act of 1934.  The omitted confidential portions have been submitted separately to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

	By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President and Corporate Secretary

Dated: August 20, 2010

Exhibit Index

Exhibit No.

10.1	Letter Agreement between Royal Gold, Inc. and Thompson Creek Metals Company Inc. dated August 16, 2010, which includes the Revised Form Agreement.*

*

Certain portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text) in reliance on Rule 24b-2 of the Securities Exchange Act of 1934.  The omitted confidential portions have been submitted separately to the U.S. Securities and Exchange Commission.